As filed with the Securities and Exchange Commission on January 28, 2021

File No. 333-175410

File No. 811-22578

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.
Post-Effective Amendment No. 18	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 21	[X]

VERICIMETRY FUNDS

(Exact name of Registrant as Specified in Charter)

972 West Campus Lane

Goleta, CA 93117

(Address of Principal Executive Office)

(805) 570-1086

(Registrant's Telephone Number, including Area Code)

Mendel Fygenson

President

Vericimetry Funds

972 West Campus Lane

Goleta, CA 93117

(Name and address of agent for Service)

Copies of Communications to:

Michael V. Wible

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vericimetry U.S. Small Cap Value Fund (The “Fund”) VYSVX

a series of

VERICIMETRY FUNDS
(the “Trust”)

Prospectus

January 28, 2021

Fund Summary Information

Vericimetry U.S. Small Cap Value Fund

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses (1)	0.75%
Fee Waiver and/or Expense Reimbursement (2)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.62%

(1)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including business development companies, and are not direct costs paid by Fund shareholders. Business development company expenses can be viewed as similar to the expenses paid by any operating company held by the Fund. As such, “Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets for the most recent fiscal year in the Financial Highlights table in this Prospectus and in the Fund’s most recent Annual Report because the latter reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

(2)

The Fund’s investment adviser, Vericimetry Advisors LLC (“Vericimetry” or the “Adviser”), has contractually agreed to waive its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding any non-operating costs (including but not limited to taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transactions relating to the purchase or sale of portfolio investments)) from exceeding 0.60% of the Fund’s average net assets per year until January 31, 2022. This fee waiver and expense reimbursement agreement may not be terminated prior to that time. At any time that the expenses of the Fund are less than the rate listed above on an annualized basis, the Adviser retains the right to reimbursement of any fees previously waived and/or operating expenses and organizational costs previously assumed, to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed (i) 0.60% of its average net assets on an annualized basis or (ii) the expense limitation in effect at the time the Adviser waived its fee or assumed the Fund expense. The Fund is not obligated to reimburse the Adviser for fees previously waived or expenses previously assumed by the Adviser more than three years after the date of the fee waiver or expense reduction. All such reimbursements are contingent upon Board review and approval. Any expenses incurred by the Fund that are excluded from the Adviser’s reimbursement obligation, such as acquired fund fees and expenses and extraordinary costs not incurred in the ordinary course of its business, will result in the Fund’s annualized expenses exceeding 0.60% of its average net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the expense reimbursement for the one-year period and the first year of the remaining periods). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$63	$227	$404	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is a diversified fund and invests in a wide universe of U.S. small cap value stocks. Under normal market circumstances, the Fund invests at least 80% of its net assets in common stock of U.S. companies that were small cap value companies at the time of purchase. If the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund. The Fund may invest a significant portion of its assets in securities of companies in the financial services industry. In addition, the Fund may purchase options on such securities, or security indexes or exchange-traded funds (“ETFs”) designed to provide exposure to such securities.

Generally, U.S. companies are companies organized in the U.S. and that trade in U.S. securities markets. A value stock has a low price relative to various characteristics considered in assessing a company’s worth. These may include, but are not limited to, book value, sales, earnings and operating cash flows. For investment purposes, the Adviser defines small cap companies as companies with market capitalizations generally in the lowest 10% of total market capitalization of a large portion of all publicly traded U.S. companies (after certain security types are excluded).

Under normal market circumstances, The Adviser primarily utilizes a market capitalization weighted approach to determine the target weighting of the U.S. small cap value stocks for purchase. Under this approach, the amount of each security purchased for the Fund’s portfolio is generally determined based on the issuer’s relative market capitalization. Please note that when the Adviser establishes a new stock position, its weight may not reflect the issuer's relative market capitalization.

The Adviser will often determine an issuer’s market capitalization using a full-market capitalization method. Under this method, an issuer’s market capitalization is determined by multiplying an equity security’s price by the number of shares outstanding. In certain circumstances, the Adviser may utilize a float-adjusted market capitalization method. Under this method, an issuer’s market capitalization is determined by taking an equity security’s price and multiplying it by the number of shares readily available in the market. This latter method may result in a smaller market capitalization than a capitalization determined under the full-market capitalization method. As of December 31, 2020, using the guidelines and definitions above, the market capitalization of a small cap company was equal to or below $6.90 billion.

Principal Risks of Investing in the Fund

The value of an investment in the Fund will fluctuate daily, which means a shareholder could lose money. The Fund’s principal investment strategies involve risks, including those summarized below.

Common Stock Risk: Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, country or sector of the market. Common stock is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Financial Services Industry Risk: Because the Fund may invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund.

Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Options Risk: An option is an agreement whereby for a premium or fee, one party gains the right to buy (or sell) the underlying asset from the other party at a specified price on or after a specified date. The Fund may lose the value of the premium paid if the underlying asset does not change in price sufficiently and the Fund chooses not to exercise the option before it expires.

Small & Microcap Company Risk: Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Microcap company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Value Investment Risk: Value securities may underperform the market or become out of favor with investors, and the Fund could lose money if the Adviser’s assessment of a company’s value is incorrect.

Fund Performance

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year since inception. The table compares the Fund’s average annual returns (before and after taxes) for the 1 year, 5 year and since inception periods with those of the Russell 2000 Value Index over the same periods. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

You can obtain updated performance information on our website at www.vericimetryfunds.com.

Total Return

(per calendar year)

Since inception (December 27, 2011), the Fund’s highest total return for a quarter was 32.00% (quarter ended December 31, 2020) and the lowest return for a quarter was -37.01% (quarter ended March 31, 2020).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2020)

	1 Year	5 Year	Since Inception(1)
Return Before Taxes	2.82%	6.73%	9.64%
Return After Taxes on Distributions (2)	2.53%	5.94%	8.91%
Return After Taxes on Distributions and Sale of Shares (2)	1.83%	5.20%	7.74%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes) (3)	4.63%	9.65%	10.18%

(1)	The Fund commenced operations on December 27, 2011.

(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to non-taxable investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Fund Management

Investment Adviser: Vericimetry Advisors LLC is the Fund’s investment adviser.

Portfolio Managers: Dr. Mendel Fygenson is the Fund’s Senior Portfolio Manager. Dr. Fygenson, together with Dr. Carl Plat, are responsible for the day-to-day management of the Fund’s holdings. Dr. Fygenson has been Senior Portfolio Manager since September 2014, and Dr. Plat has been Portfolio Manager since May 2016.

Purchasing and Redeeming Shares of the Fund

There is no minimum dollar amount required to invest in the Fund. Investors may purchase or redeem shares of the Fund via mail or wire on any day that the New York Stock Exchange (“NYSE”) is open for trading. An investor seeking to purchase shares through an intermediary should contact the financial intermediary for information regarding purchase and redemption procedures.

Tax Information

Unless investing through a tax-deferred plan or retirement account (e.g., an individual retirement account (“IRA”) or 401(k) plan), the dividends and distributions a shareholder receives are typically taxable as ordinary income and/or capital gains. Monies in tax deferred arrangements may be taxed later upon withdrawal.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker-dealer or other intermediary or visit your financial intermediary’s website for more information.

Investment Program

Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stock of U.S. small cap value companies. The Fund may invest a significant portion of its assets in securities of companies in the financial services industry.

The Adviser utilizes a structured quantitative investment approach based on a set of well-defined, fundamental characteristics to identify value stocks for the Fund. A value stock has a low price relative to various characteristics considered in assessing a company’s worth. These may include, but are not limited to, book value, sales, earnings and operating cash flows. In most cases, the Adviser identifies value stocks by considering multiple factors (e.g., book value to market value, price to earnings, price to sales, or price to operating cash flows).

For investment purposes, the Adviser defines U.S. companies as companies organized in the U.S. and that trade in U.S. securities markets. The Adviser defines small cap companies as companies with market capitalizations generally in the lowest 10% of total market capitalization of a large portion of all publicly traded U.S. companies. In particular, when determining that portion, the Adviser excludes real estate investment trusts (“REITs”), business development companies (“BDCs”), exchange traded funds (“ETFs”), bonds, foreign shares and all companies publicly traded on the OTC Bulletin Board (“OTCBB”) when determining the 10% market capitalization cut-off point. As of December 31, 2020, using the guidelines and definitions above, the market capitalization of a small cap company was equal to or below $6.90 billion.

Consistent with the Fund’s 80% investment policy discussed above, the Adviser also reserves the right to invest in any of the securities (excluding utilities and REITs) that are part of its benchmark, the Russell 2000 Value Index, regardless of whether those securities meet the above definitions of size or value.

In general, the Adviser utilizes a full market capitalization weighted approach to determine the target weights of the U.S. small cap value stocks for purchase. Full market capitalization is defined as the number of a company’s shares that are outstanding, multiplied by each share’s market price. In certain circumstances the Adviser may utilize a float-adjusted market capitalization, a method under which market capitalization is determined by the product of a company’s share price and the number of shares available in the market. This method of determining market capitalization can often result in a market capitalization that is smaller than what would be determined by the full-market capitalization method. The Adviser may also apply a multiple to a market capitalization weight under certain circumstances. Typically, greater weighting in the Fund is given to small companies with higher relative market capitalization. The Adviser expects (but it is not required) to rebalance the Fund’s portfolio no less than quarterly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their fundamental characteristics, including at least one of the multiple value factors and capitalization.

The Adviser places a priority on efficiently managing portfolio turnover and keeping trading costs low. In general, the Adviser’s investment objective is to enhance performance relative to the benchmark’s through a buy-and-hold investment strategy. A buy-and-hold strategy involves seeking to buy securities and holding them for a relatively longer period of time, and often regardless of short-term factors, such as fluctuations in the market or volatility of the stock price. A buy-and-hold strategy that focuses on size and value premiums tends to create a naturally low portfolio turnover and lower trading costs. In addition, the Adviser employs a selective trading approach to minimize trading costs; it trades securities with liquidity in mind to implement the investment strategy in an efficient, low cost manner. Please note that in special cases the Adviser may deviate from a buy-and-hold strategy when handling some of its security holdings.

As a cost effective way to gain exposure to the securities discussed above, the Fund may purchase options on securities or options on equity indexes or their ETF equivalents.

A portion of the Fund’s assets may be held in cash or cash-equivalent investments consisting of U.S. Government securities, money market funds, short-term instruments, commercial paper and other high quality money market instruments in response to either pending investment of cash balances, for liquidity purposes in anticipation of possible redemptions or for temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions. These securities typically offer less potential for gains than other types of securities; thus while the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Principal Investment Risks

As with any investment, Fund shareholders are subject to the risk that their investment could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk: Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, country or sector of the market.

Financial Services Industry Risk: Because the Fund may invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Options Risk: An option is an agreement whereby for a premium or fee, one party gains the right to buy (or sell) the underlying asset from the other party at a specified price on or after a specified date. The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track, among other factors. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. When buying options, risk is limited to the premium paid for the option, and purchased options may expire worthless.

Small & Microcap Company Risk: Investing in securities of small cap companies may involve greater risk and more volatility than investing in securities issued by larger, more established companies. Smaller company stocks are often times less liquid, and can be more difficult to sell. Typically, small cap companies have less access to liquidity and other resources, including financial and managerial resources that are necessary to overcome an unfavorable business climate or adverse economic conditions. Microcap company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies. The Fund’s strategy of investing in value stocks carries risk. If the Adviser’s assessment of a company’s value is wrong, the Fund could suffer losses or perform poorly relative to expectations or other fund strategies. Value securities may underperform the market or become out of favor with investors, causing prolonged periods of price devaluation relative to the securities’ underlying fundamental characteristics.

Disclosure of Portfolio Holdings

A description of the Fund’s full policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”).

Fund Management

The Investment Adviser

Vericimetry Advisors LLC is the Fund’s investment adviser. The Fund is currently the only series of Vericimetry Funds (the “Trust”). Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for selecting the Fund’s investments, providing investment research and managing the Fund’s day-to-day business. In its role as the Fund’s adviser, Vericimetry is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, monitoring and ensuring consistency with the Fund’s investment strategies and policies, and providing other management and administrative services to the Fund on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust (the “Board”). Vericimetry is a Delaware limited liability company with its principal business address at 972 West Campus Lane, Goleta, CA 93117.

The Advisory Agreement was approved by the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or the Adviser (the “Independent Trustees”), at a meeting held on November 20, 2015. The Advisory Agreement was also approved by the shareholders on March 15, 2016. Pursuant to the Advisory Agreement, the Fund pays the Adviser an asset-based management fee (the “Management Fee”) for the investment advisory and administrative services the Adviser provides to the Fund. The Management Fee is payable monthly, at the annual rate of 0.50% of the average daily net assets of the Fund.

As discussed above, Vericimetry has contractually agreed to waive the Management Fee and/or reimburse certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding any non-operating costs (including but not limited to taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transactions relating to the purchase or sale of portfolio investments)) from exceeding 0.60% of the Fund’s average daily net assets per year until January 31, 2022. This fee waiver and expense reimbursement agreement may not be terminated prior to that time. At any time that the expenses of the Fund are less than the rate listed above on an annualized basis, the Adviser retains the right to reimbursement of any fees previously waived and/or operating expenses and organizational costs previously assumed, to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed (i) 0.60% of its average daily net assets on an annualized basis or (ii) the expense limitation in effect at the time the Adviser waived its fee or assumed the Fund expense. The Fund is not obligated to reimburse the Adviser for fees previously waived or expenses previously assumed by the Adviser more than three years after the date of the fee waiver or expense reduction. All such reimbursements are contingent upon Board review and approval. Any expenses incurred by the Fund that are excluded from the Adviser’s reimbursement obligation, such as acquired fund fees and expenses and extraordinary costs not incurred in the ordinary course of its business, will result in the Fund’s annualized expenses exceeding 0.60% of its average daily net assets. The aggregate advisory fee paid to the Adviser during the fiscal year ended September 30, 2020 was 0.37% of the Fund’s average daily net assets, after fee waivers and expense reimbursements.

A discussion regarding the basis for the Board’s most recent renewal of the Advisory Agreement is available in the Fund’s annual report to shareholders dated September 30, 2020.

Portfolio Managers

Dr. Mendel Fygenson, together with Dr. Carl Plat, are primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Fygenson has been Senior Portfolio Manager for the Fund since September 2014. Dr. Fygenson has been Chief Investment Officer and an Elected Manager of Vericimetry since 2014, and he has been Chief Executive Officer of Vericimetry since April 2016. Dr. Plat has been Portfolio Manager for the Fund since May 2016. Dr. Fygenson and Dr. Plat work together to develop and implement investment strategies designed to achieve the Fund’s investment objective.

Dr. Fygenson holds a Ph.D. in Biostatistics from the University of Michigan and a M.A. in Statistics from SUNY Buffalo. He earned his B.S. summa cum laude in Statistics and B.A. summa cum laude in Philosophy from Haifa University, Israel. Dr. Fygenson is a Data Scientist specializing in advanced analytical methods and complex datasets. He has more than 25 years of experience creating targeting/trading strategies, predictive models and data structure algorithms for the digital media and investment industries. From 1996 through 2019, Professor Fygenson was a tenured faculty member of the department of Data Sciences and Operations at the Marshall School of Business at the University of Southern California. He currently holds an emeritus position at the University of Southern California. Dr. Fygenson’s research has been published in leading scientific journals; he has given numerous invited talks around the world and has served multiple times as an expert panelist for the National Science Foundation in the Mathematics and the Social Sciences divisions.

Dr. Plat holds a Ph.D. in International Economics from the University of California at Santa Cruz, an MBA from the Olin School at Washington University in St. Louis, and a BS in Earth Science from the University of California at Santa Cruz. He is an investment portfolio specialist with 25 combined years of brokerage, banking, and academic experience. From May 2010 to March 2016, he served as Vice President for Morgan Stanley, managing business unit risk for Morgan Stanley’s Private Banking Group. He has worked extensively with investment strategies as a portfolio manager for large bank portfolios across various asset classes, and has served as a fixed income and credit trader. His academic research has focused on informational economics related to asset valuation and on market trading strategies.

The SAI provides additional information about the Portfolio Managers’ compensation and the Portfolio Managers’ ownership of Fund shares.

Pricing of Shares

Net Asset Value

Purchases and redemptions of Fund shares may be made on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; US national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value per share (“NAV”) is computed each day as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time. The Fund’s NAV is based on the value of its portfolio securities and other assets, which is also determined each day as of the close of business of the NYSE. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. Eastern Time will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. Eastern Time. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day.

The Fund values its securities based on readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the Fund’s valuation procedures, as approved by the Board. The Board has delegated fair value pricing of the Fund’s securities to the Adviser, with all such valuations subject to Board review. The Adviser may use fair value pricing under circumstances that include the available prices not representing the fair value of the instrument, the early closing of the exchange on which a security is traded, or the suspension of trading in the security.

Fair valuation of a particular security is an inherently subjective process. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the valuation procedures adopted by the Board and other factors, as warranted. It is possible that the fair value determined for a security will be materially different than the value that could be realized upon the sale of that security.

How To Purchase And Redeem Shares

Purchasing Shares

The Fund is available for investment only by certain investors, which are institutional clients, clients of registered investment advisers, clients of financial institutions, customers of selected broker-dealers or selected other financial intermediaries and a limited number of certain other investors as approved from time to time by the Fund (“Approved Investors”). Employees, former employees, members, former members, officers and directors of the Adviser and the Fund and friends and family members of such persons may, in the Adviser’s discretion, also be considered Approved Investors.

Investors may purchase shares of the Fund by bank wire transfer of funds, by check or through an approved financial intermediary.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund.

The Fund generally expects to inform an investor in writing or via telephone that their purchase request has been rejected no later than three business days of its receipt of the purchase request.

With respect to the purchase of shares, the investor account must be in “good order,” meaning that a fully completed and properly executed account registration form, and any additional supporting legal documentation as specified on the account registration form or required by UMB Fund Services Inc. (“UMBFS” or the “Transfer Agent”), have been received and accepted by the Transfer Agent, and that the purchase order instructions includes (i) the name of the Fund, (ii) the dollar amount of shares to be purchased, (iii) the investor’s account number and (iv) a representation that the investor’s funds are received prior to the close of regular trading on the NYSE on the day of the purchase. Requests received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV.

If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Investors who have accounts with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by requesting their bank to transmit immediately available funds (“federal funds”) by wire to:

UMB Bank, N.A.
ABA Number 101000695
For credit to Vericimetry Funds
A/C# 9871996034
For further credit to:
Your account number(s) Name(s) of investor(s)
Social security or tax payer ID number

Before sending your wire, please contact the Transfer Agent at 1-855-755-7550 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service. Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing. Vericimetry Funds and UMB Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you wish to purchase shares of the Fund by check, you may do so by sending a check and purchase instructions in good order for the amount you wish to invest in the Fund to the address indicated below.

Regular Mail
Vericimetry Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Overnight Delivery
Vericimetry Funds
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

Make your check payable to Vericimetry Funds. All checks must be in U.S. Dollars and drawn on U.S. banks. The Fund will not accept payment in cash, including cashier’s checks, third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

If your check is returned for insufficient funds, your purchase will be canceled and a $20 fee will be assessed against your account by the Transfer Agent.

Shares may also be purchased and sold by individuals through other financial intermediaries. The Fund has authorized these financial intermediaries to accept orders to buy shares on its behalf. An investor who invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding purchase procedures and requirements. When authorized financial intermediaries receive instructions in good order, the order is considered as being placed with the Fund. Purchase orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; purchase orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV. Such financial intermediaries may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors that are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your social security number or taxpayer identification number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered. The Fund, Transfer Agent, or other financial intermediaries may request additional identification information at any time.

Redeeming Shares

Investors seeking to redeem shares of the Fund may do so by sending a written redemption request in good order to Vericimetry Funds at the address indicated below:

Regular Mail
Vericimetry Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Overnight Delivery
Vericimetry Funds
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

Shareholders are automatically granted telephone transaction privileges unless they are declined on the initial account application. Shareholders may redeem Fund shares by calling 1-855-755-7550. Redemption proceeds will be mailed directly to the shareholder’s address of record or redemption proceeds will be paid in federal funds wired to the bank they have designated in writing.

The Fund will redeem shares at their next determined NAV after the Transfer Agent receives a written request for redemption in good order.

A redemption request is deemed to be in “good order” when it includes all necessary documentation to be received in writing by the Fund no later than the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time). Such information includes the Fund name, name(s) on the account, the account number, the number of shares to be redeemed, any required signatures of all account owners exactly as they are registered on the account, medallion guarantee (if required), and any supporting legal documentation that is required as specified on the account registration forms or required by the Transfer Agent.

A Medallion signature guarantee must be included if any of the following apply:

●    The redemption is for an amount exceeding $100,000 worth of shares;

●    If a change of address was received by the Transfer Agent within the last 15 days;

●    If ownership is changed on your account; or

●    When establishing or modifying certain services on the account.

Additional information about Medallion signature guarantees is provided below.

Redeeming shareholders, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. Your bank may charge a fee for its wiring service. The Fund reserves the right to send redemption proceeds by check in its discretion. In such cases, the shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. The redemption of all shares in an account will result in the account being closed, and an investor will have to complete a new account registration form for future investments.

The Fund typically expects that it will take up to seven days following the receipt of your redemption request in good order to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. In the case of redeeming shareholders that purchased shares by check, payment will not be made until the Transfer Agent can verify that the payment for the purchase has been (or will be) retained. Any delay in connection with this process, which may take up to 10 days or more, may be avoided if investors submit a certified check along with its purchase order.

Any shareholders that invest in the Fund through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Fund has authorized such financial intermediaries to accept orders to redeem shares on its behalf. A shareholder that invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding redemption procedures and requirements. When authorized financial intermediaries receive a redemption order in good form, the order is considered as being placed with the Fund. Redemption orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; redemption orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation. Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $100,000 worth of shares) from an eligible institution such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Involuntary Redemptions

If, as a result of redemptions, the value of a shareholder’s interest in the Fund falls to $500 or less, the Fund may redeem all of the shares held by such investor. Before involuntarily redeeming shares and sending the proceeds to the investor, however, the Fund will notify the investor in writing that the Fund intends to redeem the account at least 60 calendar days before the redemption date. The shareholder will then have 60 calendar days from the date of the receipt of the notice to make whatever additional investment is necessary to increase the value of the Fund’s shares held in the account to more than $500 and avoid such involuntary redemption. In the case of an involuntary redemption, the redemption price paid to the relevant investor will be the aggregate NAV of the shares in the account at the close of business on the redemption date. The right to redeem small accounts applies to accounts established directly with the Fund.

Redemptions In-Kind

The Fund reserves the right to honor any request for redemption by making payment, in whole or in part, “in-kind.” This means that, in lieu of cash, the Fund may redeem payment by distributing portfolio securities that the Fund owns. In-kind distribution of portfolio securities are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause an investor to realize losses on the security if the security is sold at a price lower than that at which it had been valued. Investors may incur brokerage charges and other transaction costs in connection with the selling of the securities received as a payment in-kind. As with any redemption, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in-kind. In addition, a shareholder will bear any market risks associated with the security until the security can be sold.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Forms 1099 when “covered” shares of mutual funds are sold. Covered shares are any Fund shares acquired on or after January 1, 2012.

The Fund has chosen “Average Cost” as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine the value of shares deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Average Cost is calculated by looking at the total costs of all shares divided by the total number of shares in the account to yield the average cost per share. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

Frequent Trading Policy

The Fund’s management and the Board believe frequent trading (which may include market timing, short-term or excessive trading) of Fund shares creates risks for the Fund and its shareholders, including interfering with the efficient management of the Fund, increased administrative and transaction costs, and potential dilution of long-term shareholders’ interests caused by traders that seek short-term profits by engaging in frequent trading. The risk to long-term shareholders of the Fund may be increased because the Fund invests in small cap securities that may have less liquidity, potentially increasing transaction costs. The Fund is intended for long-term investment purposes and not for excessive short-term trading or market timing and as such, does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund has adopted policies and procedures, as approved by the Board, designed to discourage, detect and deter frequent or excessive short-term trading of Fund shares.

Trading activity in and out of the Fund is monitored from time to time in an effort to identify frequent or excessive short-term trading activity. The Fund may consider that a shareholder has violated the excessive trading policy if it determines the shareholder has engaged in the sale or exchange of shares within a short period of time after shares were purchased or that a shareholder has engaged in a series of transactions of amounts or of a frequency indicating an excessive trading pattern. If the Fund determines that a shareholder has violated the frequent trading policy, the Fund may temporarily or permanently restrict the account from subsequent purchases. The Fund, Transfer Agent, or other financial intermediaries reserve the right to restrict, refuse or cancel any purchase or exchange orders with or without prior notice, for any reason, including in particular, if any party believes the order(s) was made on behalf of market timers or is attributable to excessive trading. If implemented, a restriction will begin at some point after the transaction that caused the violation. In determining whether to take such actions, the Fund seeks to act in a manner that is consistent with the interests of shareholders.

Certain transactions are exempt from the excessive trading policy: (i) shares purchased through reinvested dividends or capital gains distributions; (ii) systematic or automated transactions where the shareholder or financial advisor does not exercise direct control over the investment decision; (iii) scheduled retirement plan contributions, distributions or loan activity; (iv) IRA transfers, rollovers, Roth IRA conversions or IRA recharacterizations; and (v) purchases and redemptions by certain funds of funds.

The Fund cannot always identify or reasonably detect frequent, short-term or other disruptive trading. In particular, it may be difficult to identify such trading in certain omnibus accounts and other accounts traded through financial intermediaries (which may include broker-dealers, retirement plan administrators, bank trust departments or other financial services organizations). By their nature, omnibus accounts permit the aggregation of client transactions and ownership positions, thus concealing from the Fund the identity of individual investors and their transactions. The Fund complies with Rule 22c-2 under the 1940 Act, which requires the Fund to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding transactions of Fund shares by underlying beneficial owners through these financial intermediary accounts will be provided to the Fund upon request. Even with such agreements and procedures in place, however, there can be no guarantee that all frequent, short-term or other disruptive trading activity the Fund may consider inappropriate will be detected.

Dividends and Capital Gains Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally is not subject to the U.S. federal income tax on the income and gains it distributes to shareholders. Dividends from any net realized capital gains (after any reductions for available capital loss carry-forwards) will be distributed annually, typically in December. Dividends from any net investment income will typically be distributed quarterly. If necessary, the Fund may distribute income dividends and capital gains more frequently to reduce or eliminate federal excise or income taxes.

Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. In the event of a market downturn, the Fund may experience capital losses and unrealized depreciation in value of investments, which may reduce or eliminate capital gains distributions for a period of time. The Fund may distribute prior year’s capital gains, even though it experienced a loss for the current year. Each shareholder will automatically receive all income dividends and capital gains distributions in additional Fund shares at NAV (as of the business date following the dividend record date), unless the shareholder has selected an alternative method of receiving such distributions.

Each year, Fund shareholders will receive statements showing the tax status of distributions received the previous calendar year. Distributions that were declared in December to shareholders of record in December are taxable as if they were paid in December, even if the distributions were actually paid in January.

If a shareholder buys shares in a taxable account shortly before or on the “record date” for a Fund distribution—the date that establishes such shareholder as a person eligible to receive the upcoming distribution—the shareholder will receive, in the form of a taxable distribution, a portion of the money the shareholder had just invested. Therefore, the shareholder may wish to find out the Fund’s record date before investing. Of course, the Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless the Fund incurs offsetting losses, these amounts will eventually be distributed as taxable distributions.

Taxes

This discussion should be read in conjunction with the other sections of this Prospectus and the SAI.

With respect to taxable investors, distributions by the Fund (other than exempt-interest dividends) are generally taxable as ordinary income, capital gains, or some combination of both. This is the case regardless of whether such distributions are received in the form of additional Fund shares or cash.

For federal income tax purposes, distributions by the Fund of short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long the shares were owned. In the event that the Fund has a high portfolio turnover rate, the Fund is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate. A portion of income dividends reported by the Fund as “qualified dividend income” may be eligible for taxation by U.S. shareholders who are individuals, trusts or estates at long-term capital gain rates provided certain holding period and other requirements are met by both the shareholder and the Fund.

With respect to taxable investors, the sale of Fund shares is a taxable event and may result in a capital gain or loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to them as a long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

The Fund generally will be required to withhold federal income tax, currently at a rate of 24% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds otherwise payable to a shareholder if (i) the shareholder fails to furnish the Fund with their correct taxpayer identification number or social security number, (ii) the IRS notifies them or the Fund that the shareholder failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder failed to certify that they are not subject to backup withholding.

Non-U.S. investors may be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate) and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. If you are a non-U.S. shareholder, please see the Fund’s SAI for information on how you will be taxed as a result of holding shares in the Fund.

An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.

The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. The Fund and its service providers do not provide tax advice. As such, shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Shareholder Documents

In order to reduce the amount of duplicate mailings and to reduce expenses, the Fund will, until notified otherwise, deliver only one copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice, known as “householding,” does not apply to personal information documents, such as account statements. If you do not wish to participate in householding, please call the Fund at 1-855-755-7550.

Financial Highlights

Financial highlights are presented below for the Fund. The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the Trust’s prior independent registered public accounting firm for the years ended September 30, 2020 and prior. The report of Cohen & Company, Ltd. and the Fund’s financial statements are incorporated by reference in the SAI, which is available through several channels described in “Other Available Information” below.

Vericimetry Funds
Vericimetry U.S. Small Cap Value Fund

Financial Highlights

For a capital share outstanding throughout each year
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$16.56	$21.14	$19.69	$16.64	$14.98
Income (Loss) from Investment Operations:
Net investment income	0.16	0.17	0.15	0.12	0.14
Net realized and unrealized gain (loss) on investments	(2.61)	(2.92)	1.54	3.04	1.65
Total from investment operations	(2.45)	(2.75)	1.69	3.16	1.79

Less Distributions:
From net investment income	(0.19)	(0.15)	(0.16)	(0.11)	(0.13)
From net realized gain	(0.23)	(1.68)	(0.08)	—	—
Total distributions	(0.42)	(1.83)	(0.24)	(0.11)	(0.13)

Net asset value, end of year	$13.69	$16.56	$21.14	$19.69	$16.64

Total return	(15.24)%	(12.70)%	8.62%	19.06%	12.01%

Ratios and Supplemental Data
Net assets, end of year (in thousands)	$110,095	$182,450	$303,020	$301,760	$261,222

Ratio of expenses to average net assets (including interest expense)
Before fees reimbursed by the Adviser	0.76%[1]	0.67%[2]	0.65%[2]	0.66%	0.68%
After fees reimbursed by the Adviser	0.63%[1]	0.60%[2]	0.60%[2]	0.60%	0.60%
Ratio of net investment income to average net assets (including interest expense)
Before fees reimbursed by the Adviser	0.93%	0.86%	0.69%	0.58%	0.84%
After fees reimbursed by the Adviser	1.06%	0.93%	0.74%	0.64%	0.92%

Portfolio turnover rate	69%	47%	46%	42%	39%

(1)	If litigation expenses had been excluded, the expense ratios would have been lowered by 0.03% for the year ended September 30, 2020.

(2)	Ratio of interest expense to average net assets was less than 0.005%.

Fund Service Providers

Investment Adviser	Custodian
Vericimetry Advisors LLC 972 West Campus Lane Goleta, CA 93117	UMB Bank N.A. 928 Grand Boulevard, 5th Floor Kansas City, MO 64106

Accounting Services and Transfer Agent	Legal Counsel
UMB Fund Services Inc. 235 West Galena Street Milwaukee, WI 53212	Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

Independent Registered Public Accounting Firm
BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103

Other Available Information

Additional information regarding the Fund’s investment strategies, policies, service providers and other matters is included in the SAI. The SAI, dated January 28, 2021, has been filed with the SEC and is incorporated by reference into this Prospectus.

The SAI and the Fund’s annual and semi-annual reports to shareholders are available without charge upon request. For shareholder inquiries, or to request a copy of the SAI or reports to shareholders, investors may make such request by calling 1-855-755-7550 or by writing to:

Vericimetry Funds
P.O. Box 2175
Milwaukee, WI 53201

A copy of the requested document(s) will be mailed no later than three business days of the receipt of such request. Immediate access to requested documents is available at the Fund’s website at www.vericimetryfunds.com.

Reports and other information about the Fund are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov).

Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov).

SEC File No.: 811-22578

Privacy Policy Notice	Effective Date: July 2011

Vericimetry is committed to protecting and maintaining the confidentiality and security of your personal and financial information. We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information” issued by the U.S. Securities and Exchange Commission. Please read this notice carefully to understand how we collect, share and protect your private data.

We do not disclose any nonpublic personal information about our prospective, existing or former clients or shareholders to nonaffiliated third parties, except as disclosed below or as required or permitted by law.

Personal information we collect. We collect personal information about you in connection with our providing services to you, when you complete an account application or when processing a transaction. This information may include your:

●	Name, address or email address,

●	Social Security or taxpayer identification number,

●	Assets and account balance,

●	Investment experience and activity,

●	Transaction history,

●	Information captured on our website.

How we collect this information. We collect this information from you through various means. For example when you give us your contact information on an application, enter into an investment advisory contract with us, or buy securities (i.e., shares of a fund) from us.

How we use this information. We use the personal information we collect from you for business purposes. These purposes may include for example:

●	To provide advisory services to you.

●	To open an account for you.

●	To process a transaction for your account.

●	To market products and services to you.

●	To respond to court orders, subpoena or other legal or regulatory inquiry.

Disclosure to others. We may provide your personal information to nonaffiliated firms that assist us in servicing your account, such as the Fund’s transfer agent, that have a need for such information. We require third-party service providers to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not engage in sharing any information with nonaffiliates for them to market to you.

How we protect your personal information. We restrict access to nonpublic personal and financial information about you to those personnel and service providers who need to know the information in order to provide products or services to you, to effect a transaction, administer your account or as otherwise permitted by law. To protect your personal information from unauthorized access and use, we maintain physical, electronic and procedural safeguards to protect your data.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Vericimetry Advisors LLC

●     Vericimetry Funds

Intermediaries. In the event that you hold shares of the Fund through a Financial Intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your Financial Intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Who to contact with questions. If you have any questions about this Privacy Notice, please contact us by writing to Vericimetry Advisors, Attn: Compliance, 972 West Campus Lane, Goleta, CA 93117.

VERICIMETRY FUNDS

Vericimetry U.S. Small Cap Value Fund

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Vericimetry U.S. Small Cap Value Fund, a series of Vericimetry Funds, dated January 28, 2021, as it may be supplemented from time to time. A copy of the prospectus may be obtained by contacting Vericimetry at P.O. Box 2175, Milwaukee, WI 53201, telephone 1-855-755-7550, or by visiting the website at www.vericimetryfunds.com. Terms not defined in this SAI have the meaning assigned to them by the Investment Company Act of 1940, as amended. The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund’s Annual Report to Shareholders, for the fiscal year ended September 30, 2020, are incorporated by reference (are legally a part of this SAI).

TABLE OF CONTENTS

General Information About the Fund and Adviser	1
Investment Policies and Restrictions	1
Investment Strategies, Securities and Risks	2
Portfolio Turnover	6
Portfolio Transactions and Brokerage	7
Management of the Fund - Trustees and Officers	7
Investment Advisory and Other Service Providers	12
Description of Shares	14
Principal Holders of Shares	14
Purchasing and Redeeming Shares	15
Taxation	16
Code of Ethics	21
Disclosure of Portfolio Holdings	22
Financial Statements	23
Appendix – Proxy Voting Policies and Procedures	23

GENERAL INFORMATION ABOUT THE FUND AND ADVISER

Vericimetry Funds (the “Trust”) was organized as a Delaware statutory trust on July 2, 2011 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of one series, the U.S. Small Cap Value Fund (the “Fund”), and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Vericimetry Advisors LLC (the “Adviser” or “Vericimetry”) is organized as a Delaware limited liability company and serves as investment adviser to the Fund. Under an investment advisory agreement with the Fund, the Adviser conducts the management and investment program of the Fund under the supervision of the Board of Trustees of the Trust (the “Board” or “Board of Trustees”).

INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Investment Policies

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. The following investment restrictions may not be changed without approval by the vote of (i) 67% or more of the voting securities of the Fund represented at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

As a matter of fundamental policy, the Fund:

(1) will limit its investment so that, with respect to 75% of the Fund’s total assets, the Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer;

(2) may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies;

(3) may not issue senior securities (as defined under the 1940 Act) or borrow money, except to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

(4) may not make loans, except to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

(5) may not purchase or sell physical commodities or real estate, except to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

(6) may not act as an underwriter of securities issued by others; and

(7) may not borrow money, except: (i) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (ii) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties. The Fund does not currently intend to lend assets other than securities to other parties. This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

For purposes of the Fund’s concentration policy, the Fund may not invest 25% or more of its total assets in the securities of an investment company that invests 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same group of industries.

For purposes of the investment limitations described above, the Adviser does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time that a transaction is undertaken, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

Non-Fundamental Investment Policies

The Fund is a diversified fund and invests in a wide universe of U.S. small cap value stocks. Under normal market circumstances, the Fund invests at least 80% of its net assets in common stock of U.S. companies that were small cap value companies at the time of purchase. If the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund. The Fund may invest a significant portion of its assets in securities of companies in the financial services industry. In addition, the Fund may purchase options on such securities, or security indexes or exchange-traded funds (“ETFs”) designed to provide exposure to such securities.

INVESTMENT STRATEGIES, SECURITIES AND RELATED RISKS

The following descriptions supplement the descriptions of the investment strategies, securities and related risks of the Fund as set forth in the Prospectus.

Common Stocks. Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Fund may purchase common stocks traded on registered exchanges or over-the-counter markets. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Creditors, debt holders and preferred stock holders have a preference over common stocks in liquidation.

Financial Sector Concentration. Concentration risk is the possibility that securities within the financial sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in the financial sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector, such as interest rate risk and credit risk. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, the financial sector could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Small and Microcap Company Securities. Investing in securities of small cap companies may involve greater risk and more volatility than investing in securities issued by larger, more established companies. Smaller company stocks are often times less liquid, and can be more difficult to sell. Typically, small cap companies have less access to liquidity and other resources, including financial and managerial resources that are necessary to overcome an unfavorable business climate or adverse economic conditions.

Issuers of microcap securities typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of microcap companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of larger capitalization companies. Also, the returns of microcap company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, microcap company stocks tend to perform poorly during times of economic stress. Relative to larger capitalization company stocks, the stocks of microcap companies are thinly traded, and purchases and sales may result in higher transactions costs.

Value Securities. Value stocks may perform differently from the market as a whole and following a value oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies. The Fund’s strategy of investing in value stocks carries risk. If the Adviser’s assessment of a company’s value is wrong, the Fund could suffer losses or perform poorly relative to expectations or other fund strategies. Value securities may underperform the market or become out of favor with investors, causing prolonged periods of price devaluation relative to the securities’ underlying fundamental characteristics.

Cash Management. Although the Fund is focused primarily on making investments in equity securities, the Fund is not required to be fully invested and may maintain a portion of its total assets in cash and securities generally considered to be cash equivalents, consisting of U.S. Government securities, money market funds, short-term instruments, commercial paper and other high quality money market instruments. The Adviser believes that a certain amount of liquidity in the Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities.

The Fund also may adopt temporary defensive positions by investing larger portions of its assets in these investments when the Adviser believes it would be appropriate to do so, such as during periods in which adverse market, economic, political or other conditions warrant. These securities typically offer less potential for gains than other types of securities, thus while the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Derivatives. A derivative is a financial instrument that has a value “derived” from the performance of an underlying asset, reference rate, or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. The main types of derivatives that the Fund may invest in are futures, forward contracts, options and swaps.

The Fund may use certain types of derivatives to equitize cash on a short-term basis in order to seek market exposure in a cost effective manner, particularly when large cash flows occur. In some market environments with sufficiently large amounts of cash, trading over extended periods may lead to more favorable executions and lower transaction costs. In such events, the Fund may make investments in derivatives in seeking to achieve returns on the cash similar to the broader market.

Because no derivative exactly matches the Fund’s target holdings, there will be risk that the derivatives’ returns will be different from that of the rest of the Fund’s holdings. Other risks include that the derivatives’ return may not match the return of the underlying assets they are designed to track, and liquidity or market considerations may make exiting the derivative positions more costly or difficult. There is also the risk that the counterparty to the derivative may not be able to meet its obligations.

To the extent the Fund uses futures and options, it will do so only in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” or “CPO” in accordance with Rule 4.5 of the CEA so that the Fund is not subject to registration or regulation as a CPO under the CEA.

The Fund may use the following types of derivatives:

Futures or Forwards Contracts; Options on Futures or Forward Contracts. A futures or forward contract is an agreement between two parties obligating one party to buy and the other to sell an underlying asset, rate or index at a specified price on a specified date. Futures contracts are standardized and trade on an exchange, while forward contracts are not standardized and do not trade on an exchange. The contract may also be settled for cash based on the value of the underlying instrument.

Asset Coverage for Futures, Forwards and Options Positions. The Fund is required to deposit and maintain margin with respect to its futures and options positions. Such margin deposits will vary depending on the nature of the underlying instrument (and the related initial margin requirements), the current market value of the instrument and other positions held by the Fund. The Fund will hold liquid assets or enter into transactions to cover the underlying obligation or set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. Government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

Swaps. Swaps are privately negotiated arrangements whereby the two parties agree to exchange cash payments at specified dates based upon the performance of the underlying instruments. The Fund may utilize swaps to provide a cost effective way to gain exposure to a portion of the stock market. Swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Obligations under a swap agreement will be accrued daily (offset by amounts owed to the Fund) and any accrued but unpaid net amounts owed to the swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid the creation of leverage.

Securities Lending. The Fund is authorized to lend a portion of its portfolio securities (up to a maximum value of one-third of the Fund’s total asset value) for the purpose of seeking to earn additional income net of fees. The Fund may pay reasonable administrative and custodial fees in connection with the loan. A principal risk in lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned from securities loans of this type justifies the attendant risk.

Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (“NYSE”) and are required to be secured continuously by collateral in cash, cash equivalents (negotiable certificates of deposit, bankers acceptances or letters of credit, or securities of the U.S. Government or its agencies maintained on a current basis at an amount at least equal to 102% of the current value of the securities loaned for domestic U.S. securities, (excluding Government Securities as defined below) and 105% of the current value of foreign equity loaned securities. Securities issued or guaranteed by the United States Government or its federal agencies or instrumentalities (“Government Securities”) may be maintained at 100% of current value. Collateral is received and maintained by the Fund’s securities lending agent concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days’ notice. While securities are on loan, the borrower will pay the Fund any income from the securities. Gain or loss in the value of securities loaned that may occur while the securities are on loan will be for the account of the Fund.

The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will subject the Fund to the related investment risks. The Fund will not have the right to vote on any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions.

The Fund will have the right to regain record ownership of loaned securities in order to exercise subscription rights and rights to dividends, interest, or distributions or ownership rights such as voting rights in the case of material events affecting securities loaned.

U.S. Government Securities. Government Securities, as discussed above, are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and differ only in their interest rates, maturities, and times of issuance. Certain Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Foreign Securities. The Fund intends to purchase only securities that are listed on the U.S. exchanges and traded in the U.S. However, some of these securities may also be listed and traded in foreign markets. Issuers of some of these securities may also be headquartered or incorporated in foreign countries, and those issuers may have assets and revenues located around the world. Accordingly, the Fund is subject to certain risks associated with investing in foreign securities, such as political instability, confiscatory actions of foreign governments and varying economic conditions. Some of the Fund’s income and gains may be subject to foreign withholding or other taxes, reducing its income and gains available for distribution.

Short-Term Instruments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or to invest temporarily available cash.

Short-term instruments consist of the following, (each of which the Fund may invest in directly or through an investment in a money market instrument the Fund may own or may invest in):

(i) Short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

(ii) Other short-term debt securities rated AA or higher by Standard & Poor’s Rating Service (“S&P”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Adviser.

(iii) Commercial paper.

(iv) Bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances.

(v) Repurchase Agreements. The Fund may invest in repurchase agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Fund’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Such actions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements with a maturity beyond seven days are subject to the Fund’s limitations on investments in illiquid securities. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

(vi) Non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act.

At the time the Fund directly invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s, or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

Illiquid Securities. The Fund is required to operate in accordance with the SEC staff’s current position on illiquid securities, which limits holdings in illiquid securities to 15% of the Fund’s net assets. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. If this 15% threshold is exceeded, the Fund will take all appropriate measures, in as prompt a manner as is possible, to reduce its holdings in illiquid securities back down to the 15% threshold. Pursuant to Rule 144A under the Securities Act, the Fund may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities. While maintaining oversight, the Board has delegated the day-to-day function of making liquidity determinations to the Adviser. For Rule 144A securities to be considered liquid there must be at least two dealers making a market in such securities. Should the Fund purchase such securities, the Board and the Adviser will continuously monitor their liquidity.

Warrants and Rights. The Fund may invest in warrants and rights as a result of corporate action activity on common stocks. Warrants entitle the holder to purchase equity securities from the issuer of the warrant at a specific price for a specific period of time. Warrant prices do not necessarily move in accordance with the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein). Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Holders of warrants and rights receive no dividends, have no voting rights and have no rights with respect to the assets of the issuer.

Securities of Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Pursuant to Section 12(d)(1) of the 1940 Act, the Fund may invest in the securities of another investment company (the “Acquired Company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the Acquired Company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the Acquired Company and all other investment companies (other than treasury stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above. If the Fund acquires shares in investment companies, the Fund—and thus Fund shareholders—would indirectly bear a proportionate share of any expenses of such investment companies (which may include management and advisory fees). Such a proportionate share of underlying fund expenses would be in addition to the Fund’s expenses.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds. ETFs are open-end investment companies that issue shares which may be bought and sold on a securities exchange. ETFs typically hold portfolios of securities that seek to track particular market segments or indexes. The Fund may purchase ETF shares to gain exposure to a portion of the market or for other reasons associated with achieving the Fund’s investment objective. The risks of investing in ETFs generally reflect the risks of owning the underlying securities the ETFs are designed to track. However, an ETF’s limited liquidity can cause the price of its shares to be more volatile than the underlying securities, and, because ETFs charge management fees, it may be more costly to own shares of the ETF than to own the securities directly. Investment companies that trade on exchanges are also subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which those investment companies invest and the risk of possible trading halts due to market conditions or for other reasons. See also “Securities of Other Investment Companies” above.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Portfolio turnover may vary from year to year, as well as within a year. Generally, portfolio turnover over 100% is considered high and increases these costs. For the fiscal year ended September 30, 2019, the portfolio turnover for the Fund was 47%. For the fiscal year ended September 30, 2020, the portfolio turnover rate for the Fund was 69%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to purchase and sell securities for the Fund, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions. Accordingly, Vericimetry may establish securities accounts and/or process transactions through one or more securities brokerage firms. In placing orders for portfolio securities, the Trust’s policy is that primary consideration be given to obtaining prompt and efficient execution of orders at “best execution.” Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances; it does not necessarily mean the lowest possible commission in all circumstances.

When selecting a broker-dealer or electronic trading platform for a specific transaction, the Adviser will choose the broker-dealer that the Adviser believes to be most capable of providing the most favorable execution. The Adviser may consider a number of factors in making these judgments, including the nature of the security being purchased or sold; the size of the transaction; broker-dealer operational capabilities and financial conditions, liquidity, accurate and consistent settlement processing and use of automation.

The Adviser will employ the broad use of electronic trading venues when appropriate, to execute orders.

To reduce or eliminate potential conflicts of interest, the Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker-dealer to execute portfolio transactions on behalf of the Fund. In addition, the Adviser does not currently use Fund assets for, or participate in, any third party soft dollar arrangements. Occasionally, Vericimetry may receive research from broker-dealers in connection with its relationships with such broker-dealers, but this research is not provided because the Adviser has committed to allocating Fund brokerage to these parties.

For the fiscal year ended September 30, 2020, the Fund paid $214,799 in commissions to brokers. For the fiscal year ended September 30, 2019, the Fund paid $238,626 in commissions to brokers. For the fiscal year ended September 30, 2018, the Fund paid $190,364 in commissions to brokers.

MANAGEMENT OF THE FUND - TRUSTEES AND OFFICERS

Role and Organization of the Board of Trustees

The Board is responsible for establishing the Fund’s policies and broadly supervising its affairs. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board monitors and periodically reviews the Fund’s performance, expenses, and the procedures governing the conduct of the Trust’s business, including the business of the Fund. The Board also annually reviews and considers approval of the continuation of the investment advisory agreement with Vericimetry.

The Board is comprised of one interested Trustee and three Trustees who are not “interested persons,” as such term is defined in the 1940 Act (“Independent Trustees”). Dr. Mendel Fygenson, an interested Trustee, is Chairman of the Board. The existing Board structure provides the Independent Trustees with adequate influence over the governance of the Board and the Fund, and provides the Board with the direct insight of one interested Trustee, who, as both an officer of the Trust and the Adviser, participates in the day-to-day management of the Trust’s affairs, including risk management.

The Board meets at least four times each year and may meet at other times. At each quarterly meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, between regularly scheduled Board meetings, the Independent Trustees may communicate with Dr. Fygenson regarding matters pertaining to the Fund and/or the Adviser at any time.

Certain information concerning the governance structure and each Trustee is presented below, including the specific experience, skills and qualifications of each Trustee.

Interested Trustee

Name, Age and Address	Position Held	Term of Office* and Length of Service	Principal Occupation(s) During Past 5 Years	Funds of the Trust Overseen	Other Public Company or Registered Investment Company Trusteeships Held During Past 5 Years
Mendel Fygenson, PhD(1) 972 West Campus Lane Goleta, CA 93117 Age: 64	Chairman, President, Secretary, & Trustee	Trustee since March 2016 Other positions since April 2016	Professor (Emeritus), University of Southern California (2019- Present); Professor, University of Southern California (1995 – 2019); Principal, Divine Analytics (2008 – Present); Chief Executive Officer, Vericimetry Advisors LLC (2014 – Present).	1	None

(1)	Dr. Fygenson is considered an interested Trustee of the Trust, within the meaning of the 1940 Act, because of his affiliation with Vericimetry.

Independent Trustees

Name, Age and Address	Position Held	Term of Office* and Length of Service	Principal Occupation(s) During Past 5 Years	Funds of the Trust Overseen	Other Public Company or Registered Investment Company Trusteeships Held During Past 5 Years
Brian K. Wing 972 West Campus Lane Goleta, CA 93117 Age: 54	Trustee	Since August 2013	President and Chief Financial Officer, VisionPoint Advisory Group (November 2019 to present); Chief Financial Officer, AlliedBioScience (June 2018 to May 2019); Chief Operating Officer, WorldVentures Marketing, LLC, Plano, Texas (December 2016 – June 2018); Senior Vice President and Chief Financial Officer, Ryan LLC (tax services firm), Dallas, Texas (May 2016 – 2016); Chief Financial Officer, HYLA Mobile, Irving, Texas (2013 – 2015); Chief Financial Officer, Treasurer and Senior Vice President (Operations), Consolidated Electrical Distributors, Inc., Irving, Texas (2009 – 2013); Executive Vice President, Corporate Development, MGA Entertainment, Inc., Van Nuys, California (2008 – 2009).	1	None
Chad Lasdon 972 West Campus Lane Goleta, CA 93117 Age:41	Trustee	Since March 2016	Vice President and Relationship Manager, Manufacturers Bank (2016-Present); Vice President and Relationship Manager, Bank of the West (2013 – 2016); Senior Vice President – Capital Markets, BentleyForbes (2008 – 2013).	1	None
Paul Karapetian 972 West Campus Lane Goleta, CA 93117 Age: 43	Trustee	Since March 2016	Principal, Stoic Realty Advisors, Inc. (2020 - Present); Senior Vice President, IDS Real Estate Group (2006 – 2019)	1	None

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.

The Board has established two standing committees: an Audit Committee and a Nominating Committee. Both Committees are comprised entirely of the Independent Trustees.

The Audit Committee oversees the accounting and financial reporting policies and practices, internal controls, and financial statements (and the independent audits thereof) relating to the Fund, and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and acts as a liaison between the independent registered public accounting firm and the full Board. During the fiscal year ended September 30, 2020, the Audit Committee met two times. The members of the Audit Committee, which is comprised entirely of Independent Trustees, are Brian K. Wing, Chad Lasdon and Paul Karapetian.

The Nominating Committee is responsible for identifying and nominating candidates for election as Independent Trustees. The Nominating Committee will evaluate a candidate’s qualification, experience, and skills for Board membership and the independence of such candidate from the Adviser and other principal service providers. During the fiscal year ended September 30, 2020, the Nominating Committee did not meet. The members of the Nominating Committee, which is comprised entirely of Independent Trustees, are Brian K. Wing, Chad Lasdon and Paul Karapetian.

The full Board oversees and approves the contracts of the third party service providers that provide administrative, transfer agency, custodial and other services to the Trust.

Board Oversight Function

Risk oversight is a part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and Committee activities in which the Board meets with members of the Adviser to review functions and processes that affect the Trust. The Trustees regularly receive reports from, among others, investment management and trading, compliance, Fund service providers and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund and the Adviser.

Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. Under the overall supervision of the Board and the Audit Committee, the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the overall management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight began before the inception of the Fund, at which time the Adviser presented the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s Chief Compliance Officer and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

As required under SEC rules, the Independent Trustees meet in executive session with the Trust’s Chief Compliance Officer (“CCO”) no less frequently than annually. The CCO prepares and presents to the Board quarterly updates on compliance and an annual written compliance report. The Trust has adopted and implemented written policies and procedures reasonably designed to prevent violations of the federal securities laws, and such policies and procedures have been approved by the Board. The Board also approves the policies and procedures reasonably designed to prevent violations of the federal securities laws that have been adopted by the Adviser, the distributor of the Fund’s shares, administrator and transfer agent.

The table below lists the compensation each Independent Trustee was paid from the Fund during the fiscal year ended September 30, 2020. The Trust does not provide pension or retirement benefits to its Trustees and Officers. Dr. Fygenson, the interested Trustee, does not receive compensation from the Fund.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefit upon Retirement	Total Compensation from the Trust
Brian K. Wing, Trustee	$2,900	N/A	N/A	$2,900
Chad Lasdon, Trustee	$2,900	N/A	N/A	$2,900
Paul Karapetian, Trustee	$2,900	N/A	N/A	$2,900

The Independent Trustees of the Trust set their level of compensation, which may be subject to change from time to time. Each of the Independent Trustees is currently paid a quarterly retainer of $725.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Dr. Fygenson should serve as Trustee of the Trust principally because of his significant investment management experience, his familiarity with the Fund gained through serving as its Portfolio Manager, and his deep scientific knowledge of analytical methods. Dr. Fygenson holds a Ph.D. in Biostatistics from the University of Michigan and a M.A. in Statistics from SUNY Buffalo. He earned his B.S. summa cum laude in Statistics and B.A. summa cum laude in Philosophy from Haifa University, Israel. Dr. Fygenson is a Data Scientist specializing in advanced analytical methods and complex datasets. He has more than 25 years of experience creating targeting/trading strategies, predictive models and data structure algorithms for the digital media and investment industries. Since 1996, he has been a tenured faculty member of the department of Data Sciences and Operations at the Marshall School of Business at the University of Southern California (“USC”). Dr. Fygenson’s research has been published in leading scientific journals; he has given numerous invited talks around the world and has served multiple times as an expert panelist for the National Science Foundation in the Mathematics and the Social Sciences divisions.

The Trust has concluded that Mr. Wing should serve as Trustee of the Trust principally because he brings significant operational and management experience to the Board. Mr. Wing is a highly accomplished, results-driven senior operational management executive with more than 20 years’ experience in public accounting and private industry, including start-ups and multi-billion-dollar corporations. Since 2019, Mr. Wing has served as President and Chief Financial Officer of VisionPoint Advisory Group. From 2018 to 2019 Mr. Wing served as Chief Financial Officer of AlliedBioScience, and from 2016 to 2018, he served as Chief Operating Officer of WorldVentures Marketing, LLC. During 2016, Mr. Wing has served as Senior Vice President and Chief Financial Officer of Ryan LLC, a tax services firm in Dallas Texas. From 2013 until 2015, Mr. Wing served in the roles of Chief Financial Officer, Chief Operating Officer and President (Operations) for HYLA Mobile (formerly eRecyclingCorps), one of the world’s leading providers of products and services that capture, extend and optimize the life and value of used mobile phones. From 2009 until 2013, Mr. Wing served in the roles of Chief Financial Officer, Treasurer and Senior Vice President (Operations) for Consolidated Electrical Distributors, Inc., one of the largest electrical distributors in the U.S. From 2008 until 2009, Mr. Wing served as Executive Vice President, Corporate Development for MGA Entertainment, one of the largest private toy companies in the U.S. Mr. Wing is a CPA and has earned Master of Business Taxation and Master of Business Administration degrees from USC and a B.S. in Mathematics/Applied Science from the University of California.

The Trust has concluded that Mr. Lasdon should serve as Trustee of the Trust because of his substantial knowledge of commercial finance transactions and experience in the investment industry. Since 2016, Mr. Ladson has served as Vice President and Relationship Manager at Manufacturers Bank. From 2013 to 2016, he served Bank of the West as Vice President and as a Relationship Manager within the bank’s Real Estate Industries Division. Prior to joining Bank of the West, Mr. Lasdon worked for BentleyForbes, a privately-held commercial real estate investment company, from 2002 to 2013, serving as Senior Vice President – Capital Markets from 2008 to 2013. Mr. Lasdon has extensive experience in acquisitions, dispositions, portfolio strategies, debt placement and equity raising. Mr. Lasdon earned his B.S. from USC and an MBA from Northwestern University’s Kellogg School of Management.

The Trust has concluded that Mr. Karapetian should serve as Trustee of the Trust because of his broad transactional and operational experience. Mr. Karapetian has been Principal at Stoic Realty Advisors, Inc. since 2020. Prior to this, from 2006 to 2019, he worked with IDS Real Estate Group (“IDS”), a corporate real estate services firm that provides acquisition, tenant representation, facilities management, construction management, lease administration and disposition services. Mr. Karapetian serves the firm as Senior Vice President and head of Corporate Services Division, responsible for the day-to-day operations of the Division. At IDS, he oversees construction management, facilities management, lease administration, consulting, advisory and retail sales forecasting services for large corporate clients across the country. Mr. Karapetian earned his B.S. from USC, and he is a licensed real estate broker.

Officers

Listed below are the name, age and principal occupation of each officer of the Trust who is not a Trustee. The address of each officer is 972 West Campus Lane, Goleta, CA 93117.

Name and Age	Position with the Trust	Term of Office* and Length of Service	Principal Occupation During Past 5 Years
Christopher Thomas Age: 63	Chief Compliance Officer	Since September 2014	Chief Compliance Officer (2014-present); Chief Compliance Officer, First Pacific Advisors, LLC, (2005-2014), Vice President, Controller, Fund Assistant Treasurer, First Pacific Advisors, LLC, (1995 -2005).
Michael Thill Age: 42	Treasurer	Since October 2017	Lead Administrator and Officer (2007- present) and other positions (2000-2007) at UMB Fund Services, Inc.

*	Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

Ownership of Fund Shares

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each Trustee as of December 31, 2020.

Name	Dollar Range of Equity Securities in the Fund
Interested Trustee
Mendel Fygenson, PhD	Over $100,000
Independent Trustees
Brian K. Wing	None
Chad Lasdon	None
Paul Karapetian	None

As of December 31, 2020, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICE PROVIDERS

Investment Adviser

Vericimetry Advisors LLC, a Delaware limited liability company, serves as the investment adviser to the Fund pursuant to an advisory agreement with the Trust dated March 15, 2016 (the “Advisory Agreement”). The Advisory Agreement provides, in substance, that the Adviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions. The Adviser will supervise and arrange for the purchase and sale of securities on behalf of the Fund, select broker-dealers, negotiate commissions, provide clerical, administrative, executive and research services to the Fund and provide for the compilation and maintenance of records pertaining to the investment advisory function.

Pursuant to the Advisory Agreement, for the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

The Trust, on behalf of the Fund, has entered into a contractual Expense Limitation Agreement with Adviser. The Expense Limitation Agreement provides that to the extent that the annual operating expenses and organizational costs (excluding any non-operating costs (including, but not limited to taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transactions relating to the purchase or sale of portfolio investments)) incurred by the Fund through January 31, 2022, exceed 0.60% of the Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of the Adviser. To determine the Adviser’s liability for the Fund’s expenses, the actual expenses of the Fund will be compared to the Operating Expense Limit. If the Fund’s year-to-date operating expenses and organizational costs for any month exceeds the year to date Operating Expense Limit, the Adviser shall first waive or reduce its investment management or administrative fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expenses and organizational costs to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, the Adviser, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse the Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses and organizational costs for the fiscal year do not exceed the Operating Expense Limit.

Under the terms of the Expense Limitation Agreement, at any time the operating expenses of the Fund, which include offering costs and the previously waived organizational costs, are less than the expense limitation, the Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed (i) the Operating Expense Limit or (ii) the expense limitation in effect at the time the Adviser waived its fee or assumed the Fund expense. The Fund is not obligated to reimburse the Adviser for fees previously waived or expenses previously assumed by the Adviser more than three years after the date of the fee waiver or expense reduction. Reimbursement to the Adviser from the Fund of any fees waived or expenses reimbursed shall apply first to waivers or expense payments made during the earliest available period for the Fund, and thereafter apply in order of waivers or expense payments made during each consecutive fiscal year thereafter. Any such reimbursement is also contingent upon review and approval by the Board of Trustees.

For the fiscal year ended September 30, 2020, the Adviser earned $706,409 in fees of which $183,816 was waived. For the fiscal year ended September 30, 2019, the Adviser earned $1,117,735 in fees of which $163,798 was waived. For the fiscal year ended September 30, 2018, the Adviser earned $1,559,059 in fees of which $147,633 was waived.

Portfolio Managers and Portfolio Manager Compensation

Dr. Mendel Fygenson serves as the Fund's Senior Portfolio Manager, and Dr. Carl Plat serves as the Fund’s Portfolio Manager.

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each of the portfolio managers as of September 30, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities of Fund
Mendel Fygenson, PhD	$100,001-$500,000
Carl Plat, PhD	None

Each portfolio manager’s compensation consists of guaranty payments, bonus and package of benefits that is generally available to all active members Vericimetry. Guaranty payments and bonuses are based on each portfolio manager’s experience, responsibilities, the perception of the quality of his work efforts and other subjective factors. Dr. Fygenson also holds ownership units in the Adviser. Because the Adviser is a limited liability company, Dr. Fygenson's compensation is determined, in part, by distributions relative to his individual ownership interests in the net income of the Adviser, including certain distributions made by the Adviser to its members to sufficiently satisfy tax payments due on the Adviser’s income that is taxed at the member level. Compensation is not directly linked to the performance of the Fund. The information regarding compensation in this paragraph is provided as of September 30, 2020.

As of September 30, 2020, neither Dr. Fygenson or Dr. Plat manage any additional accounts. Dr. Fygenson and Dr. Plat may choose however, to advise additional accounts in the future.

Fund Accountant, Administrator and Transfer Agent

UMB Fund Services Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, WI 53212, serves as the fund accountant, administrator and transfer agent for the Trust. The services provided by UMBFS are subject to supervision by the Adviser and the Board. As fund accountant and administrator, services include, but are not limited to: calculating the daily NAV for the Fund, maintaining all general ledger accounts, preparing financial statements for the annual and semi- annual reports, and generally assisting the Trust’s administrative operations. UMBFS also acts as the Fund’s transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions.

For fund accounting and administration services provided by UMBFS, the Trust pays UMBFS annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund. For the fiscal year ended September 30, 2020, UMBFS earned $90,394 in fund accounting and administration fees from the Fund. For the fiscal year ended September 30, 2019, UMBFS earned $118,962 in fund accounting and administration fees from the Fund. For the fiscal year ended September 30, 2018, UMBFS earned $163,280 in fund accounting and administration fees from the Fund.

Custodian

UMB Bank, N.A. (the “Custodian”), 928 Grand Boulevard, Kansas City, MO 64106, serves as the custodian for the Trust. Under the custody agreement with the Trust, the Custodian holds the Fund’s securities and maintains all necessary accounts and records as required by applicable law.

Distributor

Effective November 1, 2020, the Fund became self-distributed.

On October 31, 2020, the Fund’s distribution agreement with UMB Distribution Services, LLC ("UMB Distribution"), expired in accordance with its terms.

For the fiscal year ended September 30, 2020, UMB Distribution earned $34,941 in distribution fees from the Fund, which was paid by the Adviser. For the fiscal year ended September 30, 2019, UMB Distribution earned $28,572 in distribution fees from the Fund, which was paid by the Adviser. For the fiscal year ended September 30, 2018, UMB Distribution earned $36,500 in distribution fees from the Fund, which was paid by the Adviser.

Legal Counsel

Thompson Hine LLP serves as legal counsel to the Trust. Its address is 41 South High Street, Suite 1700, Columbus, OH 43215.

Independent Registered Public Accounting Firm

BBD, LLP is the independent registered public accounting firm to the Trust and audits the annual financial statements of the Fund. Its address is 1835 Market Street, 3rd Floor Philadelphia, PA 19103. Information for periods ended September 30, 2020 and prior has been audited by the Fund’s prior independent registered public accounting firms.

Securities Lending

During the fiscal year, the securities lending agent, Bank of Montreal (“BMO”), monitored loan opportunities for the Fund, negotiated the terms of the loans with borrowers, monitored the value of securities on loan and the value of the corresponding collateral , communicated with borrowers and the Fund’s Custodian regarding marking to market the collateral, selected securities to be loaned and allocated those loan opportunities among lenders, and arranged for the return of the loaned securities upon the termination of the loan. Income and fees from the Fund’s securities lending activities for the fiscal year ended September 30, 2020, are shown in the following table.

Fees and/or Compensation for Securities Lending Activities and Related Services
Gross Income from Securities Lending Activities	Fees Paid to BMO from a Revenue Split	Administrative Fees	Rebate (paid to Borrower)	Aggregate Fees/Compensation for Securities Lending Activities	Net Income from Securities Lending Activities*
$104,138	$31,221	$994	$0	$32,215	$71,923

*	May differ from amount shown in the Fund's annual report due to timing of transaction recording.

The Fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected in above.

DESCRIPTION OF SHARES

The Trust was established as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Each share of a series represents an equal proportionate interest in that series with each other share. All shares of the Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act or by the Agreement and Declaration of Trust. A meeting of shareholders shall, however, be called upon the written request of the holders of not less than 10% of the outstanding shares of the Fund. The Trust will provide assistance and information to shareholders requesting such a meeting. Shares of the Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.

Under the Agreement and Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

Under the unclaimed property laws of various states, if no activity occurs in your account and the Fund is unable to contact you at the address of record within the time periods specified by various state laws, your account may be transferred to the appropriate state and your shares of the Fund may be liquidated.

PRINCIPAL HOLDERS OF SHARES

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2020 beneficially owned more than 5% of the Fund’s then outstanding shares.

Name and Address of Owner	Shares Owned	Percentage Ownership
TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	6,203,141	77.04%
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	1,382,723	17.17%
National Financial Services 200 Liberty Street New York, NY 10281	435,599	5.41%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. Persons controlling the Fund can determine the outcome of any proposal submitted to shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Additional information on owners of more than 25% of the Fund’s outstanding shares is presented below:

●	TD Ameritrade, Inc., a Nebraska corporation, is a subsidiary of TD Ameritrade Holding Corporation.

●	Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.

●	National Financial Services, LLC, a single member limited liability company incorporated in Delaware, is wholly owned by Fidelity Global Brokerage Group, Inc., a wholly owned subsidiary of FMR LLC.

Typically these broker-dealer intermediaries that may establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

PURCHASING AND REDEEMING SHARES

The following information supplements the information set forth in the Prospectus under the caption "How to Purchase and Redeem Shares."

The purchase and redemption price of the Fund’s shares is equal to the Fund’s NAV per share. The Fund determines its NAV by subtracting the Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of the Fund is normally calculated as of the close of trading on the NYSE (normally at 4:00 p.m. Eastern Time) every day the NYSE is open for trading. Orders for redemptions and purchases of shares of the Fund will not be processed if the NYSE is closed. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Board of Trustees has ultimate responsibility for valuing securities, but has delegated day-to-day valuation oversight responsibilities to the Adviser. The Adviser values most equity securities at the NASDAQ Official Closing Price or the last reported sale price or, if no sale has occurred, at the mean between the most recent quoted bid and ask prices on the primary market or exchange on which they are traded. Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Debt securities and convertible securities also may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Adviser, are deemed unreliable will be fair valued in good faith by the Adviser in accordance with fair value pricing policies. In fair valuing a security, the Adviser may consider factors including price movements in futures contracts, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

The Fund will accept purchase and redemption orders on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. Securities accepted in exchange for shares of the Fund will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Fund.

Redeeming Shares

The Fund may suspend or postpone redemptions during any period when: (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed other than for customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

Shareholders may transfer shares of the Fund to another person by making a written request to the Adviser who will transmit the request to the Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners.

The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “Purchasing and Redeeming Shares.” As with redemptions, the written request must be received in good order before any transfer can be made.

Shares of the Fund may be purchased, exchanged or redeemed through certain financial intermediaries, some of which may charge a transaction fee. The Fund may, from time to time, authorize certain financial intermediaries, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the Fund’s prospectus.

Redemptions In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in-kind. In-kind distribution of portfolio securities are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause an investor to realize losses on the security if the security is sold at a price lower than that at which it had been valued. Investors may incur brokerage charges and other transaction costs in connection with the selling of the securities received as a payment in-kind. As with any redemption, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in-kind. In addition, a shareholder will bear any market risks associated with the security until the security can be sold.

The Fund has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period as provided for under Rule 18f-1 under the 1940 Act.

TAXATION

This section of the SAI provides additional information concerning U.S. federal income tax considerations related to the Fund and the purchase, ownership and sale of Fund shares. It is based on the Internal Revenue Code, the regulations promulgated thereunder, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as may be specifically set forth below, the following discussion does not address any state, local or foreign tax matters. It is not tax advice and investors should consult their own tax adviser with regard to the tax consequences regarding their own particular circumstances before making an investment in the Fund.

Qualification as a regulated investment company (“RIC”)

In order to qualify as a RIC under the Code, the Fund must meet the requirements outlined below:

(1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and

(2) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed.

If the Fund fails to satisfy the income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, and does not qualify for any relief provisions, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are generally taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.

To avoid the federal excise tax, the Fund must distribute during each calendar year an amount equal to the sum of:

1. At least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;

2. At least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and

3. All ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning after December 22, 2010, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses. As of September 30, 2020, the Fund has a net short-term non-expiring capital loss carryover of $602,355.

Deferral of late year losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" includes:

●	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

●	the excess, if any, of (i) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (ii) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” generally mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Taxation of Distributions

Distributions of investment company taxable income are taxable to you if your shares are held in a taxable account, whether paid in cash or reinvested in Fund shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.

A portion of the dividends paid to you by the Fund may be “qualified dividend income”, which will be taxable to you at the same rate as long-term capital gain. In general, dividends from domestic corporations and qualified foreign corporations are eligible to be treated as “qualified dividend income,” provided that you and the Fund satisfy certain holding period requirements. Dividends from interest earned by the Fund on debt securities and dividends received from foreign corporations other than qualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you if your shares are held in a taxable account as long-term gain, regardless of how long you have held Fund shares. Distributions of net capital gains from assets held by the Fund for one year or less will be taxed as ordinary income.

Distributions may be subject to state, local and foreign taxes, depending on a shareholder’s particular situation.

Buying Shares Before a Distribution

If you buy shares in a taxable account shortly before or on the “record date” for distribution by the Fund—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out the Fund’s record date before investing. Of course, the Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless the Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

Backup Withholding

The Fund generally will be required to withhold federal income tax, currently at a rate of 24% (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (i) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (ii) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Taxes on Fund Share Sales and Redemptions

Upon a redemption or sale of shares of the Fund held in a taxable account, you will realize a taxable gain or loss depending upon your basis in your shares. A gain or loss will generally be treated as capital gain or loss, and the rate of tax will depend upon your holding period for your shares. Any loss realized on a redemption or sale will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of—i.e. the “wash sale” rule. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss.

If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as a long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Cost basis reporting. Under the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Taxation of Fund Transactions

In general, gains or losses recognized by the Fund on the sale or other disposition of securities held by the Fund will be treated as capital gain or loss. Such capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes.

Constructive Sales. These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Options, Futures, Forward Contracts and Swap Agreements. Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may be treated as “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long- term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service. The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts. Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed as the rate of tax applicable to ordinary income.

Passive Foreign Investment Companies. The Fund may invest in stocks of foreign corporations that are classified under the Code as PFICs. In general, a foreign corporation is classified as a PFIC if the average percentage of assets held during the taxable year consist of at least 50% investment-type assets or 75% or if more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a RIC may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Fund will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Medicare Tax. An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to that foreign shareholder generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, certain dividends attributable to short-term capital gains and portfolio interest income may be exempt from that 30% withholding tax, and such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. FATCA withholding can generally be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect onwerhip of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S.persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

Other Taxes. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. The Fund and its service providers do not provide tax advice. As such, shareholders are encouraged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CODE OF ETHICS

The Fund and the Adviser have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. Each Code of Ethics obligates personnel subject to the Code of Ethics to act in the interests of the Fund and its shareholders with respect to any personal securities trading, and includes a standard of conduct requiring subject personnel to comply with applicable federal securities laws. Each Code of Ethics restricts subject personnel from participating in certain personal investment transactions in which such personnel have a beneficial interest, for purposes of avoiding any actual or potential conflict or abuse of their fiduciary position. Each Code of Ethics also contains, among other restrictions, procedures requiring pre-clearance and reporting of certain personal securities transactions and holdings, as well as restrictions and limitations on the type and timing of certain personal trades.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and Board have adopted a policy regarding disclosure of the Fund’s portfolio holdings.

Required Disclosure of Holdings

The Fund provides a complete list of its holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Fund’s Annual and Semi-annual Reports to shareholders. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Fund’s forms on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.vericimetryfunds.com and upon request on or about 80 days following each quarter and remains available on the website until the list is updated in the subsequent quarter.

Disclosure of Holdings to Recipients

Additionally, the Fund discloses portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non- public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, by explicit agreement under its duty to the Fund as an agent or service provider, to maintain the confidentiality of the information. The Fund discloses on an ongoing basis nonpublic portfolio holdings information in the normal course of their its investment and administrative operations to various service providers, including the Adviser, the Custodian (UMB Bank N.A.), the Fund Accountant and Administrator (UMB Fund Services Inc.), and the independent registered public accounting firm (BBD, LLP). These entities have a duty not to trade on the holdings information shared with them.

The Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Investment Officer or the Trust’s Chief Compliance Officer upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated by way of a written non-disclosure agreement to maintain the confidentiality of the information and not misuse it. In all instances an entity receiving non-public portfolio holdings information has a duty not to trade on that confidential information.

The Chief Compliance Officer periodically monitors overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund's Board of Trustees on an annual basis and when material issues concerning disclosure of portfolio holdings information arise.

No person is authorized to disclose holdings information or other investment positions (whether online at www.vericimetryfunds.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Trust's portfolio holdings disclosure policy (the "Disclosure Policy"). No compensation will be received by the Fund or Adviser in connection with the disclosure of the Fund’s holdings.

The Disclosure Policy is intended to facilitate the provision of information concerning the Fund to existing and prospective shareholders, while safeguarding against the improper use of holdings information. However, there can be no guarantee that the Fund’s policies on the use and dissemination of information regarding the Fund’s holdings will protect the Fund from potential misuse of such information.

FINANCIAL STATEMENTS

The Fund's financial statements and financial highlights for the fiscal year ended September 30, 2020, and report of the independent registered public accounting firm, are included in the Fund's annual report and are incorporated herein by reference.

APPENDIX: PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the authority to vote proxies to the Adviser. The Adviser, in connection with its investment management duties, has the responsibility to vote proxies for the portfolio securities held by the Fund in accordance with the adopted Proxy Voting Policies, Procedures and Guidelines (the “Guidelines”). The Guidelines are designed to ensure that proxies are voted in the best interests of Fund shareholders and with the goal of maximizing the value of Fund investments.

The Adviser has adopted the Guidelines, which it uses in voting specific proposals. The Guidelines generally recommend to vote with management 100% of the time. However, the vote entered with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the Fund. The Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Adviser anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

As a general matter, securities on loan will not be recalled to facilitate proxy voting. However, if the Adviser is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon could potentially materially affect the value of the securities and outweigh the loss in lending revenue that would result from recalling the security, the security will be recalled for voting. In cases where the Adviser does not receive a solicitation or enough information within a reasonable time prior to the voting deadline, the Adviser may be unable to vote.

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies and, as such, has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict. Pursuant to such procedures, the Adviser may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines or abstaining. If the Adviser has knowledge of a conflict and recommends a vote contrary to the voting guidelines or, in the case where the voting guidelines do not prescribe a particular vote, a Portfolio Manager will bring the vote to the CCO, other Portfolio Managers and outside counsel, as appropriate. These appropriate parties will (i) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value, or (ii) determine to abstain from voting, unless abstaining would not be in the best interest of the Fund. To the extent the Adviser makes a determination regarding how to vote or to abstain for a proxy on behalf of the Fund in the circumstances described in this paragraph, the Adviser will report such determinations to the Board on an annual basis.

The Portfolio Managers of the Adviser are generally responsible for overseeing the Adviser’s proxy voting process. The Portfolio Managers (i) oversee the internal proxy voting process, and (ii) make determinations (or, in conjunction with compliance and other members of portfolio management, makes determinations) as to how to vote (or refrain from voting) certain specific proxies. The CCO (i) verifies ongoing compliance with the voting policies and (ii) reviews the voting policies from time to time and recommends changes to the Board which are then implemented.

The Trust is required to file Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. Form N-PX for the Fund is available upon written request by contacting the Adviser or on the SEC’s website at www.sec.gov.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)(1)	Certificate of Trust of Vericimetry Funds

Filing: Registration Statement on Form N-1A

Date: July 8, 2011

(a)(2)	Agreement and Declaration of Trust of Vericimetry Funds

Filing: Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A

Date: October 18, 2011

(b)	By-Laws of Vericimetry Funds

Filing: Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A

Date: October 18, 2011

(c)	Not applicable.

(d)	Investment Management Agreement between Vericimetry Advisors LLC and Vericimetry

Filing: Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A

Date: January 27, 2017

(e)	Not Applicable.

(f)	Not applicable.

(g)(1)	Custody Agreement between UMB Bank N.A. and Vericimetry Funds

Filing: Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A

Date: January 28, 2019

(g)(2)	Amendment to Custody Agreement and Transfer Agent Agreement – Filed herewith

(h)(1)	Transfer Agency Agreement between UMB Fund Services, Inc. and Vericimetry Funds

Filing: Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A

Date: January 28, 2019

(h)(2)	Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Vericimetry Funds

Filing: Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A

Date: January 28, 2019

(h)(3)	Amended and Restated Expense Limitation Agreement between Vericimetry Advisors LLC and Vericimetry Funds

– Filed herewith.

(i)(1)	Opinion of Thompson Hine LLP Filing: Post-Effective Amendment to the Registration Statement on Form N-1A Date: January 30, 2014

(i)(2)	Consent of Thompson Hine LLP – Filed herewith.

(j)(1)	Consent of Cohen & Company, Ltd. - Filed herewith.

(j)(2)	Consent of BBD, LLP - Filed herewith.

(k)	Not applicable.

(l)	Private Offering Agreement between Vericimetry Advisors LLC and Vericimetry Funds

Filing: Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A

Date: October 18, 2011

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics for Vericimetry Funds and Vericimetry Advisors LLC

Filing: Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A

Date: January 28, 2019

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Trust takes the position that it is not under the control or common control of any person.

ITEM 30. INDEMNIFICATION

Reference is made to Article VI Section 6.1 of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), previously filed as Exhibit (a)(2) hereto; Section 10 of Custody Agreement, previously filed as Exhibit (g) hereto; Section 10 of Transfer Agency and Services Agreement, previously filed as Exhibit (h)(1) hereto; Section 5 of Administration and Fund Accounting Agreement, previously filed as Exhibit (h)(2) hereto; and the surviving portions of Section 4 of the Amended and Restated Distribution Agreement with UMB Distribution Services LLC (the Fund’s distributor prior to November 1, 2020) previously filed as Exhibit (e) to post-effective amendment No. 14, filed on January 28, 2019.

The Trust hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and agreements described above in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Trust maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Trust against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Trust pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Vericimetry Advisors LLC, a Delaware limited liability company (the "Adviser"), serves as the investment adviser of the Vericimetry U.S. Small Cap Value Fund, a series of the Trust. The principal address of the Adviser is 972 West Campus Lane, Goleta, CA 93117. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Mendel Fygenson PhD, Chief Executive Officer & Chief Investment Officer	University of Southern California, Marshall School of Business 3670 Trousdale Pkwy Los Angeles, CA 90089-0808 Divine Analytics 972 W Campus Ln Goleta, CA 93117	Employee: Emeritus Associate Professor (2019 – Present) Consultant (2008 – Present)
Ruben A. Davila, Director, Board Member

University of Southern California, Marshall School of Business, Leventhal School of Accounting

3660 Trousdale Parkway

Los Angeles, CA 90089

Ruben Davila CPA, ESQ Forensic Accounting & Litigation Consulting

1926 Deer Haven Dr.

Chino Hills, CA 91709

Professor (1986 – Present) Owner (1987 – Present)

ITEM 32. PRINCIPAL UNDERWRITERS

Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder:

(a) Registrant:

Vericimetry Funds

972 West Campus Lane

Goleta, CA 93117

(b) Adviser:

Vericimetry Advisors LLC

972 West Campus Lane

Goleta, CA 93117

(c) Custodian:

UMB Bank N.A.

928 Grand Boulevard

Kansas City, MO 64106

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Goleta, State of California, on this 28th day of January 2021.

VERICIMETRY FUNDS

By:	/s/ Mendel Fygenson
Name:	Dr. Mendel Fygenson
Title:	Chairman, President, Secretary, & Trustee

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date

/s/ Mendel Fygenson	Chairman, President, Secretary & Trustee	January 28th, 2021
Dr. Mendel Fygenson

/s/ Michael Thill	Treasurer	January 28th, 2021
Michael Thill

Trustees

Brian K. Wing*	Trustee	January 28th, 2021
Brian K. Wing

Chad Lasdon*	Trustee	January 28th, 2021
Chad Lasdon

Paul Karapetian*	Trustee	January 28th, 2021
Paul Karapetian

*By	/s/ Mendel Fygenson
Dr. Mendel Fygenson, pursuant to Powers of Attorney, previously filed with Post-Effective Amendment No.9 and Post-Effective Amendment No. 10 to the Registrant's Registration Statement and incorporated herein by reference.

Exhibit Index

Exhibits	Exhibit No.
Amendment to Custody Agreement and Transfer Agent Agreement	(g)(2)
Expense Limitation Agreement between Vericimetry Advisors LLC and Vericimetry Funds	(h)(3)
Consent of Thompson Hine LLP	(i)(2)
Consent of Cohen & Company, Ltd.	(j)(1)
Consent of BBD, LLP	(j)(2)